UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

DIAMONDHEAD HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIAMONDHEAD HOLDINGS CORP.
250 Park Ave., 7th Floor
New York, New York 10177
LETTER TO STOCKHOLDERS
TO THE STOCKHOLDERS OF DIAMONDHEAD HOLDINGS CORP.:
You are cordially invited to attend the special meeting of stockholders, which we refer to as the “Special Meeting”, of DiamondHead Holdings Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on January 25, 2023.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://web.lumiagm.com/228230513.
The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated January 4, 2023, and is first being mailed to stockholders of the Company on or about January 4, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s Certificate of Incorporation, which we refer to as the “Current Charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, or (ii) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 28, 2021, which we refer to as the “IPO”, from January 28, 2023 to July 28, 2023 (or such earlier date as determined by our board of directors, or the “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated September 10, 2022 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among the Company, Hestia Merger Sub, Inc., a South Carolina corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Great Southern Homes, Inc., a South Carolina corporation (“GSH”). Pursuant to the terms of the Business Combination Agreement, a business combination between the Company and GSH will be effected through the merger of Merger Sub with and into GSH (the “Business Combination”), with GSH surviving the Business Combination as a wholly-owned subsidiary of the Company.

For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) (File No. 333-267820) filed with the SEC in connection with the Business Combination (the “Business Combination Registration Statement”).
While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination (the “Closing”) and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination, there will not be sufficient time before January 28, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in our future investment.
In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account (the “Trust Account”), including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination, including the Business Combination, is submitted to the stockholders, subject to any limitations set forth in our Current Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, DHP SPAC-II, LLC (the “Sponsor”) owns 8,625,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to our IPO, with respect to which David T. Hamamoto, our Chairman and Co-Chief Executive Officer, has voting and investment discretion, and 4,983,999 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in the accompanying Proxy Statement.
As described under “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Redemption Event” below, a new 1% federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Election, the Business Combination or the liquidation of the Company on or prior to the Current Liquidation Date (as defined below) or the Extended Date, as applicable (each, a “Redemption Event”). Although whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury, we currently do not intend to hold back funds to pay any excise tax with respect to redemptions resulting from the Election in connection with the Extension Amendment Proposal. In the case that redemptions in connection with any Election with respect to the Extension Amendment Proposal (or redemptions in connection with the liquidation of the Company promptly after the Extended Date if the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date) are determined to be subject to the excise tax, we may determine to hold back funds from the remaining funds in trust, including any interest earned thereon, to pay for any excise tax liabilities with regards to such redemptions. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023, there can be no assurances that we will not determine to hold back funds to pay any excise tax from amounts paid in redemption of the public shares in connection with the liquidation of the assets of the Company promptly after January 28, 2023, including from shareholders seeking to make the Election.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 23, 2023). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
There will be no consideration paid in connection with the Extension Amendment Proposal.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed in connection with the Election from cash held in the Trust Account will be approximately $10.03 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 28, 2022 as reported on the Nasdaq Capital Market was $10.04. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023 (the “Current Liquidation Date”), as contemplated by our IPO prospectus and in accordance with our Current Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders, including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in the accompanying Proxy Statement.
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.
Our Board has fixed the close of business on November 28, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
January 4, 2023

David T. Hamamoto
Co-Chief Executive Officer and Chairman of the
Board of Directors
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as practicable to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 25, 2023: This notice of meeting, the accompanying Proxy Statement are available at https://www.astproxyportal.com/ast/24005 [astproxyportal.com].

DIAMONDHEAD HOLDINGS CORP.
250 Park Ave., 7th Floor
New York, New York 10177
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 25, 2023
PROXY STATEMENT
The special meeting of stockholders, which we refer to as the “Special Meeting”, of DiamondHead Holdings Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on January 25, 2023 as a virtual meeting. You will be able to attend and submit questions during the Special Meeting via a live webcast available at https://web.lumiagm.com/277648155. You will be able to vote your shares at www.voteproxy.com [voteproxy.com]. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:
•
a proposal to amend the Company’s Certificate of Incorporation, which we refer to as the “Current Charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 28, 2021, which we refer to as the “IPO”, from January 28, 2023 to July 28, 2023 (or such earlier date as determined by our board of directors, or the “Board”), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated September 10, 2022 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among the Company, Hestia Merger Sub, Inc., a South Carolina corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Great Southern Homes, Inc., a South Carolina corporation (“GSH”). Pursuant to the terms of the Business Combination Agreement, a business combination between the Company and GSH will be effected through the merger of Merger Sub with and into GSH (the “Business Combination”), with GSH surviving the Business Combination as a wholly-owned subsidiary of the Company.
For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) (File No. 333-267820) filed with the SEC in connection with the Business Combination (the “Business Combination Registration Statement”).
While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to the completion of the Business Combination (the “Closing”) and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination, there will not be sufficient time before January 28, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in our future investment.
In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination, including the Business Combination, is submitted to the stockholders, subject to any limitations set forth in our Current Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, DHP SPAC-II, LLC (the “Sponsor”) owns 8,625,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were purchased by the Sponsor prior to our IPO, with respect to which David T. Hamamoto, our Chairman and Co-Chief Executive Officer, has voting and investment discretion, and 4,983,999 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in this Proxy Statement.
As described under “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Redemption Event” below, a new 1% federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Election, the Business Combination or the liquidation of the Company on or prior to the Current Liquidation Date (as defined below) or the Extended Date, as applicable (each, a “Redemption Event”). Although whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury, we currently do not intend to hold back funds to pay any excise tax with respect to redemptions resulting from the Election in connection with the Extension Amendment Proposal. In the case that redemptions in connection with any Election with respect to the Extension Amendment Proposal (or redemptions in connection with the liquidation of the Company promptly after the Extended Date if the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date) are determined to be subject to the excise tax, we may determine to hold back funds from the remaining funds in trust, including any interest earned thereon, to pay for any excise tax liabilities with regards to such redemptions. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023, there can be no assurances that we will not determine to hold back funds to pay any excise tax from amounts paid in redemption of the public shares in connection with the liquidation of the assets of the Company promptly after January 28, 2023, including from shareholders seeking to make the Election.
To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 23, 2023). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
There will be no consideration paid in connection with the Extension Amendment Proposal.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $346.6 million that was in the Trust Account as of

December 31, 2022. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023 (the “Current Liquidation Date”), as contemplated by our IPO prospectus and in accordance with our Current Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 8,625,000 Founder Shares, which were purchased by the Sponsor prior to our IPO, with respect to which David T. Hamamoto, our Chairman and Co-Chief Executive Officer, has voting and investment discretion, and 4,983,999 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in this Proxy Statement.
If the Company liquidates, the Sponsor will indemnify us if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, provided that such liability will not apply to any claims by a third party or prospective target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act.” Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed in connection with the Election from cash held in the Trust Account will be approximately $10.03. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, including interest, due to unforeseen claims of creditors.
Under Delaware law, stockholders receiving liquidating distributions may be liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution.
The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by January 28, 2023 (the “Current Liquidation Date”) or the Extended Date may be considered a liquidating distribution under Delaware law. There is no assurance that we will properly assess, and reserve amounts to satisfy, all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for their pro rata share of any claims, to the extent of distributions received by them (but no more). Any action or suit must be commenced within two years after the dissolution if the plaintiff learned or in the exercise of reasonable diligence should have learned of the underlying facts on or before the dissolution, or within three years after the date of dissolution in all other cases.

However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective targets to acquire, the only likely claims to arise would be from our vendors (such as financial advisors, consultants, lawyers, investment bankers, etc.) or prospective targets.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 25, 2021, by and between the Company and American Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on November 28, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock outstanding and entitled to vote. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC, who we refer to as Morrow, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $37,500 in connection with such services for the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
This Proxy Statement is dated January 4, 2023 and is first being mailed to stockholders on or about January 4, 2023.
January 4, 2023	By Order of the Board of Directors
David T. Hamamoto Co-Chief Executive Officer and Chairman of the Board of Directors

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company incorporated in Delaware on October 7, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. In January 2021, we consummated our IPO as well as a private placement from which we derived net proceeds of approximately $346,000,000 in the aggregate. Like most blank check companies, our Current Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date.
The amount in the Trust Account that is currently available for redemption is approximately $10.03 per share.
We entered into the Business Combination Agreement on September 10, 2022 and initially filed the Business Combination Registration Statement on October 11, 2022, which was subsequently amended on November 22, 2022 and December 27, 2022, and our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to the Business Combination Agreement.
What is being voted on?
You are being asked to vote on:
•
a proposal to amend our Current Charter to extend the date by which we have to consummate a business combination from January 28, 2023 to July 28, 2023 (or such earlier date as determined by the Board); and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.
If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 28, 2023 (the “Current Liquidation Date”), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in this Proxy Statement.
Why is the Company proposing the Extension Amendment Proposal?
Our Current Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before January 28, 2023. We will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to the Closing.

The Company believes that given its expenditure of time, effort and money on finding a potential business combination, our entry into the Business Combination Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public stockholders an opportunity to consider the Business Combination through the Extended Date. Accordingly, we are asking for the Extension to allow us additional time to complete the Business Combination. Even if the Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.
Why should I vote “FOR” the Extension Amendment Proposal?
The Board believes that considering the Business Combination would be in the best interests of our stockholders, and therefore has determined to seek stockholder approval to extend the date by which the Company must complete a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Current Charter in the form set forth in Annex A hereto to extend the date by which the Company must (i) consummate a business combination, or (ii) cease our operations if we fail to complete such business combination and redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from January 28, 2023 to July 28, 2023 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination. Even if the Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date.
Our Current Charter provides that if our stockholders approve an amendment to our Current Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before January 28, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in our Current Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Current Charter. We believe, however, that given our expenditure of time, effort and money on finding a potential business combination, our entry into the Business Combination Agreement with respect to the

Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing our stockholders an opportunity to consider the Business Combination.
Our Board recommends that you vote “FOR” the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?
There will be no consideration paid in connection with the Extension Amendment Proposal.
On December 2, 2022, the Company determined that it will convert all of its investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the date of the Special Meeting. Thereafter, the Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay certain of our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses for distribution to public shareholders in connection with our liquidation or in connection with the consummation of our business combination. See “Risk Factors —  We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders.”
When would the Board abandon the Extension Amendment Proposal?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
How do the Company insiders intend to vote their shares?
Our Sponsor, officers and directors and their affiliates are expected to vote the shares of common stock owned by them in favor of the Extension Amendment Proposal. Currently, our Sponsor owns 20% of our issued and outstanding shares of common stock in the form of 8,625,000 Founder Shares. Our affiliates, David T. Hamamoto and Antara Capital Total Return SPAC Master Fund LP, may purchase up to 2,500,000 shares of the Company’s Class A common stock prior to the Special Meeting, pursuant to that certain financing commitment letter, dated as of September 10,

2022. Other than pursuant to the financing commitment letter, our Sponsor, officers and directors and their affiliates do not currently intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
What vote is required to adopt the proposals?
The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. Accordingly, we expect that we will need approximately 45% of the Company’s outstanding shares of common stock, in addition to the Founder Shares, to approve the Extension Amendment Proposal.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Extension Amendment Proposal?
If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by January 28, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption.
There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in this Proxy Statement.
If the Extension Amendment Proposal is approved, what happens next?
On September 10, 2022, we entered into the Business Combination Agreement with respect to the Business Combination. We are seeking the Extension Amendment to provide us time to complete the Business Combination. Our efforts to complete the Business Combination will involve, among other things:
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preparing and filing amendments to the Business Combination Registration Statement;

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establishing a meeting date and record date for a special meeting for considering the Business Combination, and distributing proxy materials to stockholders;

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attempting to ensure that the conditions to the Closing are satisfied; and

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holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all the tasks prior to January 28, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such stockholder approval. The Company can provide no assurances, however, that the Business Combination will be consummated prior to the Extended Date.
Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the record date, we will file an amendment to the Current Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A common stock and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor and officers and directors as a result of their ownership of the Founder Shares.
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?
Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.
How do I attend the meeting?
As a registered stockholder, you received a proxy card from American Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact American Stock Transfer & Trust Company at the e-mail address below.
Beneficial owners who hold shares through a bank, broker or other intermediary will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact American Stock Transfer & Trust Company to have a control number generated. American Stock Transfer & Trust Company contact information is as follows: SPACSUPPORT@astfinancial.com.
How do I change or revoke my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 250 Park Ave., 7th Floor, New York, New York 10177, Attn: Chief Financial Officer.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 21,562,501 shares of our common stock would be required to achieve a quorum.
Who can vote at the Special Meeting?
Only holders of record of our common stock at the close of business on November 28, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment
Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
Our Sponsor and officers and directors have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers.”
Do I have appraisal rights if I object to the Extension Amendment Proposal?
Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Delaware law.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as practicable in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Class A common stock?
If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of such stockholder’s public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on January 23, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to American Stock Transfer & Trust Company, our transfer agent, at the following address:
American Stock Transfer & Trust Company
6201 15th Avenue
New York, New York 11210
Attn: Relationship Management
E-mail: SPACSUPPORT@astfinancial.com
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC, who we refer to as Morrow, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $37,500 in connection with such services in connection with the Special Meeting. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor
Stamford, Connecticut 06902
Email: dhhc.info@investor.morrowsodali.com
Shareholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400

You may also contact us at:
DIAMONDHEAD HOLDINGS CORP.
250 Park Ave., 7th Floor
New York, New York 10177
Tel: (212) 572-6260
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to obtain approval for the Extension Amendment;

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our ability to complete our initial business combination, including the Business Combination;

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our anticipated benefits of the Business Combination;

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our expectations around the performance of the prospective target;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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proposed changes in SEC rules related to special purpose acquisition companies;

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our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

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our potential ability to obtain additional financing to complete our initial business combination;

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our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

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the ability of our officers and directors to generate other potential business combination opportunities if the Business Combination is not completed;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties; or

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our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in this Proxy Statement and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 13, 2022, and our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 9, 2022 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 13, 2022, and our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 9, 2022 and in the other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension and the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. In particular, we may not satisfy the minimum cash condition, one of the conditions to the Closing, as described in the Business Combination Registration Statement. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) that would, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination, including the Business Combination, and liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not expect to complete a business combination within 24 months after the effective date of the IPO Registration Statement. We do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months of the effective date of the IPO Registration Statement.
If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to consummate a business combination, including the Business Combination, and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.
A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares in connection with a Redemption Event.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the avoidance of, the excise tax. On December 27, 2022, the U.S. Department of the Treasury issued Notice 2023-2 (the “Notice”) as interim guidance until publication of forthcoming proposed regulations on the excise tax on stock buybacks. Although the guidance in the Notice does not constitute proposed or final Treasury regulations but a notice of proposed regulations Treasury intends to issue in the future, taxpayers may rely upon the guidance provided in the Notice until the issuance of the forthcoming proposed regulations and certain of the forthcoming proposed regulations would (if issued) apply retroactively. The Notice generally provides that if a widely held corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax.

As described under the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a business combination (currently January 28, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Redemption Event may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iv) whether the Company is completely liquidated and dissolved within the taxable year of such Redemption Event, and (v) the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the specific mechanics of any required payment of the excise tax have not been determined.
Although whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors as described above, certain of which cannot be known until after the end of the taxable year in which the redemption occurs, we currently do not intend to hold back funds to pay any excise tax with respect to redemptions resulting from any Election in connection with the Extension Amendment Proposal. In the case that redemptions in connection with the Election with respect to the Extension Amendment Proposal (or redemptions in connection with the liquidation of the Company promptly after the Extended Date if the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Date) are determined to be subject to the excise tax, we may determine to hold back funds from the remaining funds in trust, including any interest earned thereon, to pay for any excise tax liabilities with regards to such redemptions. If we were subject to the excise tax in connection with any such redemptions, such holdback could represent a substantial portion of the remaining funds in trust otherwise available for redemption of the public shares in connection with the liquidation of the assets of the Company promptly after the Extended Date.
As described under the section below entitled “Reasons for the Extension Amendment — If the Extension Amendment Proposal is Not Approved”, if the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 28, 2023, we will redeem the public shares in a liquidating distribution. We do not expect such redemption in connection with the liquidating distribution to be subject to the excise tax under the Notice, however such expectation is subject to a number of factual and legal uncertainties, including further guidance from the U.S. Department of the Treasury. Accordingly, if the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023, there can be no assurances that we will not determine to hold back funds from the remaining funds in trust, including any interest earned thereon to pay any excise tax from amounts paid in redemption of the public shares in connection with the liquidation of the assets of the Company promptly after January 28, 2023, including from shareholders seeking to make the Election. In such a case, the per-share amount that would otherwise be received in connection with the liquidating distribution may be reduced with respect to the excise tax.
We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders.
As of November 28, 2022, the record date for the Special Meeting, the proceeds from our IPO and the simultaneous private placement were being held in our Trust Account in the United States maintained by American Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. On December 2, 2022, the Company determined that it will convert all of its investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the date of the Special Meeting. Thereafter, the Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay certain of our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses for distribution to public shareholders in connection with our liquidation or in connection with the consummation of our business combination.

BACKGROUND
We are a blank check company incorporated in the State of Delaware on October 7, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses.
There are currently 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock outstanding. In addition, we issued warrants to purchase 8,625,000 shares of Class A common stock as part of our IPO and warrants to purchase 5,933,333 shares of Class A common stock as part of the private placement with the Sponsor and certain anchor investors that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.
Pursuant to that certain Sponsor Support Agreement (the “Sponsor Agreement”), dated as of September 10, 2022, among the Company, the Sponsor and GSH, the Sponsor has agreed to forfeit approximately (i) 1,766,612 Founder Shares and (ii) 50% of the Private Placement Warrants held by it upon the consummation of the Closing. The Sponsor has also agreed, subject to certain exceptions, not to transfer 2,120,627 Founder Shares held by it (the “Sponsor Earnout Shares”) until they become released under the Sponsor Agreement. Further, upon the Closing, Judith A. Hannaway, Jonathan Langer and Charles Schoenherr, our directors, and Keith Feldman, our Chief Financial Officer, will be entitled to receive, 27,121, 27,121, 27,121 and 235,118 Founder Shares, respectively, from our Sponsor, and Keith Feldman will also be entitled to receive 149,520 Private Placement Warrants from our Sponsor. Additionally, upon the Closing, approximately up to 321,000 Sponsor Earnout Shares and 820,000 Founder Shares may be allocated to third parties (including the anchor investors). For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” in the accompanying Proxy Statement.
As of November 28, 2022, the record date for the Special Meeting, approximately $346.6 million from the proceeds from our IPO and the simultaneous private placement were held in our Trust Account in the United States maintained by American Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. On December 2, 2022, the Company determined that it will convert all of its investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the date of the Special Meeting. Thereafter, the Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay certain of our taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses for distribution to public shareholders in connection with our liquidation or in connection with the consummation of our business combination. See “Risk Factors — We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public shareholders.”
As of September 30, 2022, we had cash of approximately $11,000 held outside of the Trust Account. If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all. On October 18, 2022, the Company executed (i) a promissory note in the principal amount of up to $200,000, bearing an interest of 10%, payable to David T. Hamamoto, in his personal capacity, and (ii) a promissory note in the principal amount of up to $200,000, bearing an interest of 10%, payable to Antara Capital Total Return SPAC Master Fund LP, a Cayman Islands exempted limited partnership.
As previously announced, we entered into the Business Combination Agreement on September 10, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to the Closing and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination, there will not be sufficient time before January 28, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension.
Without the Extension, we will not be able to complete the Business Combination on or before January 28, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 12, 2022 and the Business Combination Registration Statement initially filed with the SEC on October 11, 2022 and subsequently amended on November 22, 2022 and December 27, 2022.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Current Charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete a business combination.
If the Extension Amendment Proposal is not approved and we have not consummated a business combination by January 28, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption.
A copy of the proposed amendment to the Current Charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s Current Charter provides that the Company has until January 28, 2023 to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.
The Company’s IPO prospectus and Current Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Current Charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. The foregoing provision was included in our Current Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Current Charter. We will not be able to consummate the Business Combination within the permitted time period.
As previously announced, we entered into the Business Combination Agreement on September 10, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to the Closing and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination, there will not be sufficient time before January 28, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension.
Without the Extension, we will not be able to complete the Business Combination on or before January 28, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 12, 2022 and the Business Combination Registration Statement initially filed with the SEC on October 11, 2022 and subsequently amended on November 22, 2022 and December 27, 2022. We continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 28, 2023 to the Extended Date. We also believe that, given the Company’s expenditure of time, effort and money on finding a potential business combination, our entry into the Business Combination Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.
If the Extension Amendment Proposal Is Not Approved
Our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by January 28, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption. There would be no distribution from the Trust Account with respect to the Company’s warrants which would expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file an amendment to the Current Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.
There will be no consideration paid in connection with the Extension Amendment Proposal.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $346.6 million that was in the Trust Account as of December 31, 2022.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $10.03 per share (taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO AMERICAN STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 23, 2023.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on January 23, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11210, Attn: Relationship Management, SPACSUPPORT@astfinancial.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on January 23, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on January 23, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed in connection with the Election from cash held in the Trust Account will be approximately $10.03 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on December 28, 2022 as reported on the Nasdaq Capital Market was $10.04.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on January 23, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Vote Required for Approval
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if a business combination has not been consummated by January 28, 2023, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The amount calculated in clause (ii) may include a deduction for any excise tax in connection with such redemption. Our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Our Sponsor, officers and directors and their affiliates are expected to vote the shares of common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor beneficially owned and was entitled to vote an aggregate of 8,625,000 Founder Shares, representing 20% of the Company’s issued and outstanding shares of common stock. Accordingly, we expect that we will need approximately 45% of the Company’s outstanding shares of common stock, in addition to the Founder Shares, to approve the Extension Amendment Proposal. Our Sponsor, officers and directors and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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If the Business Combination is not consummated within the permitted time period, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating. In such event, the 8,625,000 Founder Shares held by the Sponsor, with respect to which David T. Hamamoto, our Chairman and Co-Chief Executive Officer, has voting and investment discretion, which were acquired by the Sponsor for an aggregate purchase price of $25,000 prior to the Initial Public Offering, would be worthless because they are not entitled to participate in any redemption or distribution with respect to such shares. The 8,625,000 Founder Shares held by the Sponsor had an aggregate market value of $86,595,000 based upon the closing price of $10.04 per share of Class A common stock on the Nasdaq on December 28, 2022, the most recent practicable date prior to the date of this Proxy Statement. Given the differential in the purchase price that the Sponsor paid for the Founder Shares as compared to the price of the units sold in the IPO and the substantial number of shares of our common stock that our Sponsor will receive upon conversion of the Founder Shares in connection with the Business Combination, our Sponsor may earn a positive rate of return on their investment even if the common stock of the post-combination company trades below the price initially paid for the units in the IPO and the public stockholders experience a negative rate of return following the completion of the Business Combination. The Sponsor has agreed to forfeit 1,766,612 Founder Shares upon the Closing, and not to transfer 2,120,627 Founder Shares until such Founder Shares become released upon the achievement of certain performance-based milestones under the Sponsor Agreement, and assuming such forfeiture occurs at the Closing and the full achievement of the earn out, the Sponsor’s remaining 6,858,388 Founder Shares would be valued at approximately $68,858,216 based upon the closing price of $10.04 per share of Class A common stock on the Nasdaq on December 28, 2022. Approximately 820,000 Founder Shares and 321,000 Sponsor Earnout Shares may be allocated to the third parties (including the anchor investors).
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The Sponsor and anchor investors purchased 4,983,999 and 949,334 Private Placement Warrants respectively from the Company for an aggregate purchase price of $8,900,000 (or $1.50 per warrant). These purchases took place in a private placement simultaneously with the consummation of the IPO. A portion of the proceeds we received from these purchases were placed in the Trust Account. The Sponsor’s Private Placement Warrants had an approximate market value of $519,831, and the anchor investors’ Private Placement Warrants had an approximate market value of $99,016, based upon the closing price of $0.1043 per public warrant on the Nasdaq on December 28, 2022, the most recent practicable date prior to the date of this Proxy Statement. The Private Placement Warrants would become worthless if we do not consummate the Business Combination within the permitted time period. The Sponsor and anchor investors have agreed to forfeit 50% of the Private Placement Warrants held by them upon the Closing, and assuming such forfeiture occurs the Sponsor’s remaining 2,492,000 Private Placement Warrants would be valued at approximately $259,916, and the anchor investors’ remaining 474,667 Private Placement Warrants would be valued at approximately $49,508, based upon the closing price of $0.1043 per public warrant on the Nasdaq on December 28, 2022.

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The fact that Judith A. Hannaway, Jonathan Langer and Charles Schoenherr, our directors, and Keith Feldman, our Chief Financial Officer, will be entitled to receive, upon completion of the Business Combination, 27,121, 27,121, 27,121 and 235,118 Founder Shares, respectively, from our Sponsor, which would be valued in the aggregate at approximately $3,177,469 based on the closing price of $10.04 per share of our Class A common stock on the Nasdaq on December 28, 2022, and Keith Feldman will also be entitled to receive, upon completion of the Business Combination, 149,520 Private Placement Warrants from our Sponsor. The Private Placement Warrants had an aggregate market value of $15,595 based upon the closing price of $0.1043 per public warrant on the Nasdaq on December 28, 2022, the most recent practicable date prior to the date of this Proxy Statement. The Founder Shares and Private Placement Warrants would become worthless if we do not consummate the Business Combination within the permitted time period.

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On October 18, 2022, the Company executed (i) a promissory note in the principal amount of up to $200,000, bearing an interest of 10%, payable to David T. Hamamoto, in his personal capacity, and (ii) a promissory note in the principal amount of up to $200,000, bearing an interest of 10%, payable to Antara Capital Total Return SPAC Master Fund LP, a Cayman Islands exempted limited partnership. Such promissory notes will not have any claim on the proceeds held in the Trust Account unless such proceeds are released upon the Closing.

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We pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. Such arrangement will terminate upon the consummation of the Business Combination.

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Our Sponsor will indemnify us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business, with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. If the Company consummates the Business Combination, on the other hand, we will be liable for all such claims.

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Our directors and officers, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the permitted time period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated within the permitted time period.

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Our Sponsor has also agreed, subject to certain exceptions, not to transfer 2,120,627 Founder Shares held by it until such securities are released under the Sponsor Agreement. Pursuant to the Sponsor Agreement, (i) 37.5% of such Founder Shares will vest upon the post-combination company achieving $12.50 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period, (ii) 37.5% of such Founder Shares will be released upon the post-combination company achieving $15.00 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period, and (iii) 25% of such Founder Shares will be released upon the post-combination company achieving $17.50 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period. Any such Founder Shares not released prior to the fifth anniversary of the Closing will be deemed to be forfeited.

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Our Sponsor and directors and officers have agreed to waive their redemption rights with respect to the Founder Shares and any public shares held by them in connection with the completion of the Business Combination.

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Our Sponsor and directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares held by them if DHHC fails to complete the Business Combination within the permitted time period.

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David T. Hamamoto is expected to continue to serve as a director of the post-combination company and will receive compensation for such service following the Business Combination.

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Keith Feldman is expected to continue to serve as the chief financial officer of the post-combination company, and will receive compensation for such service following the Business Combination.

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Michael Bayles is expected to continue to serve as a director of the post-combination company, and will receive compensation for such service following the Business Combination.

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An amended and restated registration rights agreement will be entered into by, among others, our Sponsor and directors and officers.

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Our officers and directors may not work full-time at the Company, may work for both the Sponsor and the Company, and/or may have fiduciary duties and responsibilities at other companies, which may impact such officers’ or directors’ ability to devote adequate time and attention to the activities of the Company and may influence their decision to proceed with the Business Combination.

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Subject to certain limited exceptions, the Private Placement Warrants will not be transferable, assignable or salable until 30 days following the Closing.

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The continued indemnification of current directors and officers and the continuation of directors’ and officers’ liability insurance.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
As previously announced, we entered into the Business Combination Agreement on September 10, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to the Closing and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination, there will not be sufficient time before January 28, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension.
Without the Extension, we will not be able to complete the Business Combination on or before January 28, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 12, 2022 and the Business Combination Registration Statement initially filed with the SEC on October 11, 2022 and subsequently amended on November 22, 2022 and December 27, 2022.
Our Current Charter provides that the Company has until January 28, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Current Charter states that if the Company’s stockholders approve an amendment to our Current Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before January 28, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. This provision was included in our Current Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Current Charter. In addition, the Company’s IPO prospectus and Current Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination.
We believe that, given the Company’s expenditure of time, effort and money on finding a potential business combination, our entry into the Business Combination Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 28, 2023 to the Extended Date.
The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.
Recommendation of the Board
Our Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond January 28, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain material United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion only applies to Class A common stock that is held as a capital asset for U.S. federal income tax purposes. This discussion is a summary only and does not discuss all of the tax consequences that may be relevant to holders of our Class A common stock in light of their individual circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules ( that apply to certain types of investors, including but not limited to:
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financial institutions or financial services entities;

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broker-dealers;

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governments or agencies or instrumentalities thereof;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares’

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insurance companies;

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dealers or traders subject to a mark-to-market method of accounting with respect to the Class A common stock;

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accrual-method taxpayers who are required under Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to recognize income for United States federal income tax purposes no later than when such income is taken into account in applicable financial statements;

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persons holding Class A common stock as part of a “straddle,” “hedge,” “integrated transaction or similar transaction;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for United States federal income tax purposes and any beneficial owners of such entities; and

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tax-exempt entities.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any United States federal taxes other than income taxes (such as gift and estate taxes).
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose Class A common stock of the Company is so redeemed and is:
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an individual who is a United States citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

The treatment of a redemption of a U.S. Holder’s Class A common stock of the Company for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A common stock, a U.S. Holder will recognize gain or loss as described below under “— Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” If the redemption does not qualify as a sale of Class A common stock, a U.S. Holder will be treated as receiving a corporate distribution subject to tax as described below under “— Taxation of Distributions.” Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) results in a “complete termination” of the U.S. Holder’s interest in us,(ii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder or (iii) is “substantially disproportionate” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only stock actually owned by the U.S. Holder, but also any shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other shares. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. You are urged to consult with your tax advisor as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under — Taxation of Distributions.” After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed Class A common stock will be added to such U.S. Holder’s adjusted tax basis in their remaining Class A common stock , or, if such U.S. Holder has none, to their adjusted tax basis in warrants held by such U.S. Holder or possibly in other shares constructively owned by such U.S. Holder.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption of a U.S. Holder’s Class A common stock qualifies as a sale or exchange of Class A common stock, such U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in the redemption and (ii) such U.S. Holder’s adjusted tax basis in the Class A common stock so redeemed.
Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders are currently eligible for taxation at reduced rates. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution from us. Such a U.S. Holder generally will be required to include in gross income as dividends the amount of proceeds received in connection with such a redemption to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Distributions in excess of such earnings and profits generally will be treated as a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described above under “— Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.”
Dividends paid by us to corporate U.S. Holders generally will be eligible for the dividends-received deduction allowed to domestic corporations in respect of dividends received from other domestic corporations so long as such U.S. Holders satisfy the holding period requirement for the dividends received deduction. If a U.S. Holder is a non-corporate U.S. Holder, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale” above) so long as such U.S. Holder satisfies the holding period requirement for such qualified dividend income. It is unclear whether the redemption rights with respect to the Class A common stock may prevent a U.S. Holder of such Class A common stock from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose Class A common stock of the Company is so redeemed and is not a U.S. Holder.
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”
Non-U.S. Holders of our Class A common stock considering exercising their redemption rights are urged to consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale, or as a distribution, under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption of a Non-U.S. Holder’s Class A common stock qualifies as a sale of Class A common stock, such Non-U.S. Holder generally will not be subject to United States federal income tax on any gain recognized on such redemption unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to United States federal income tax on such gain at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, if such Non-U.S. Holder is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

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the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

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we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution from us, which distribution will be treated as a dividend to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). The gross amount of such dividends will generally be subject to a withholding tax at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Dividends that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and are attributable to a United States permanent establishment if an applicable treaty so requires) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder, and, if such Non-U.S. Holder is a corporation for United States federal income tax purposes may also be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Distributions in excess of such earnings and profits generally will be treated as a return of capital that will be applied against and reduce such Non-U.S. Holder’s basis their shares (but not below zero), with any remaining excess treated as gain from the sale or exchange of such shares as described under “— Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale” above.
Because it may not be certain at the time a Non-U.S Holder’s Class A common stock is redeemed whether such redemption will be treated as a sale or a corporate distribution, and because such determination will depend in part on such Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) such Non-U.S. Holder is treated as receiving a dividend for United States federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to such Non-U.S. Holder in redemption of such Non-U.S. Holder’s Class A common stock, unless (i) the applicable withholding agent has established special procedures allowing Non-U.S. holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. Holder is able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S.

Holder is not treated as receiving a dividend under the Section 302 tests described above). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult your own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Information Reporting and Backup Withholding
Proceeds received in connection with the redemption of Class A common stock may be subject to information reporting to the IRS. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.
Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.
FATCA Withholding Taxes
Pursuant to sections 1471 through 1474 of the Code, commonly known as the Foreign Account Tax Compliance Act (“FATCA,”), 30% withholding tax (“FATCA withholding”) may be imposed on certain payments to a holder of Class A common stock or to certain foreign financial institutions and other non-U.S. persons receiving payments on such holder’s behalf if such holder or other persons fail to comply with certain information reporting requirements. Payments of dividends (including constructive dividends received pursuant to a redemption of stock) that a holder receives on Class A common stock could be affected by this withholding if such holder is subject to the FATCA information reporting requirements and fails to comply with them or if such holder holds Class A common stock through a non-U.S. person (e.g., a foreign bank or broker) that fails to comply with these requirements (even if payments to such holder would not otherwise have been subject to FATCA withholding). Holders of Class A common stock should consult their tax advisors regarding the relevant United States law and other official guidance on FATCA withholding.
The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING
Overview
Date, Time and Place.   The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on January 25, 2023 as a virtual meeting. You will be able to attend and submit questions during the Special Meeting via a live webcast available at https://web.lumiagm.com/277648155. You will be able to vote your shares at www.voteproxy.com [voteproxy.com]. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://web.lumiagm.com/277648155, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to SPACSUPPORT@astfinancial.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 21,562,501 shares of our common stock would be required to achieve a quorum.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on November 28, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.
Votes Required.   Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
At the close of business on the record date of the Special Meeting, there were 34,500,000 shares of Class A common stock and 8,625,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.
Redemption Rights.   If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $10.03 per share (taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See “The Extension Amendment Proposal — Redemption Rights.”
Appraisal Rights.   Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under Delaware law.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact:
Morrow Sodali LLC
Email: dhhc.info@investor.morrowsodali.com
Shareholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Recommendation of the Board.   After careful consideration, the Board determined that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our common stock based on information obtained from the persons named below and filings on Schedule 13G made with the SEC, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Principal shareholders:
DHP SPAC-II Sponsor LLC(1)	—	—	8,625,000	100
Directors and executive officers:
David T. Hamamoto(2)	—	—	8,625,000	100
Michael Bayles	—	—	—	—
Judith A. Hannaway	—	—	—	—
Jonathan A. Langer	—	—	—	—
Charles W. Schoenherr	—	—	—	—
Keith Feldman	—	—	—	—
All directors and executive officers (6 persons:)	—	—	8,625,000	100
Five percent holders:
Adage Capital Partners, L.P.(3)	2,400,000	7.0	—	—
Millennium Management LLC(4)	2,970,000	8.6	—	—
BlackRock, Inc.(5)	3,415,000	9.9	—	—

(1)
Our Sponsor, DHP SPAC-II Sponsor LLC, is a Delaware limited liability company. Diamond Head Partners LLC, the managing member of Sponsor, may be deemed to have sole voting and dispositive power with respect to the shares held by Sponsor. David T. Hamamoto, the managing member of Diamond Head Partners LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Diamond Head Partners LLC. A fund managed by Antara Capital LP and certain of our officers and directors are members of our Sponsor. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Other than Mr. Hamamoto, each other member of the Sponsor disclaims any beneficial ownership in the shares held by the Sponsor other than to the extent of any pecuniary interest they may, directly or indirectly, have therein. The business address of our Sponsor and directors and officers is c/o DiamondHead Holdings Corp., 250 Park Ave., 7th Floor, New York, New York 10177.

(2)
David T. Hamamoto is the Chairman and Co-Chief Executive Officer of the Company. Mr. Hamamoto may be deemed to beneficially own 8,625,000 shares of our Class B common stock owned of record by the Sponsor, in his capacity as the managing member of Diamond Head Partners LLC, the managing member of the Sponsor. The shares reported as beneficially owned by Mr. Hamamoto do not include 1,250,000 shares of our Class A common stock Mr. Hamamoto has agreed to purchase at least five business days prior to the special meeting to consider the Business Combination, in accordance with the terms of that certain financing commitment letter dated as of September 10, 2022. The address of Mr. Hamamoto is c/o DiamondHead Holdings Corp., 250 Park Ave., 7th Floor, New York, New York 10177.
(3)
Based solely on information contained in the Schedule 13G filed on January 28, 2020 on behalf of Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), with respect to the shares directly owned by it, Adage Capital Partners GP, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACPGP”), as general partner of ACP, with respect to the shares directly owned by ACP, Adage Capital Advisors, L.L.C., a limited liability company organized under the laws of the State of Delaware (“ACA”), as managing member of ACPGP, general partner of ACP, with respect to the shares directly owned by ACP, Robert Atchinson, as managing member of ACA, managing member of ACPGP, general partner of ACP with respect to the shares of directly owned by ACP, Phillip Gross, as managing member of ACA, managing member of ACPGP, general partner of ACP, with respect to the shares directly owned by ACP. As of January 28, 2020, the reporting persons beneficially owned an aggregate of 2,400,000 DHHC Class A Common Shares. ACP’s executive offices are located at 250 Park Ave., 7th Floor, New York, New York 10177.

(4)
Based solely on information contained in the Schedule 13G jointly filed with the SEC on February 2, 2021 on behalf of Integrated Core Strategies (US) LLC, a Delaware limited liability company (“Integrated Core Strategies”), Riverview Group LLC, a Delaware limited liability company (“Riverview Group”), ICS Opportunities, Ltd., an exempted company organized under the laws of the Cayman Islands (“ICS Opportunities”), Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”), Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), Millennium Group Management LLC, a Delaware limited liability company (“Millennium Group Management”) and Israel A. Englander. As of the close of business on February 1, 2021, the reporting persons beneficially owned an aggregate of 2,970,000 shares of our Class A common stock, and individually (i) Integrated Core Strategies beneficially owned 2,544,500 shares of our Class A common stock; (ii) Riverview Group beneficially owned 143,000 shares of our Class A common stock; and (iii) ICS Opportunities beneficially owned 282,500 shares of our Class A common stock. Millennium International Management is the investment manager to ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Management is the general partner of the managing member of Integrated Core Strategies and Riverview Group and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Management is also the general partner of the 100% owner of ICS Opportunities and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Group Management is the managing member of Millennium Management and may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and Riverview Group. Millennium Group Management is also the general partner of Millennium International Management and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. The managing member of Millennium Group Management is a trust of which Israel A. Englander currently serves as the sole voting trustee. Therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Riverview Group and ICS Opportunities. The foregoing should not be construed in and of itself as an admission by Millennium International Management, Millennium Management, Millennium Group Management or Mr. Englander as to beneficial ownership of the securities owned by Integrated Core Strategies, Riverview Group or ICS Opportunities, as the case may be. The business address of each reporting person is c/o Millennium Management LLC, 666 Fifth Avenue, New York, New York 10103.

(5)
Based on a Schedule 13G filed on February 8, 2022 on behalf of BlackRock, Inc., as of December 31, 2021, BlackRock, Inc. beneficially owned 3,415,500 shares of our Class A common stock. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such investment adviser subsidiaries. The address of such funds and accounts and such investment adviser subsidiaries is 55 East 52nd Street, New York, NY 10055.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at 250 Park Ave., 7th Floor, New York, New York 10177, Attn: Chief Financial Officer to inform us of such stockholder’s request; or

If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2021, or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor
Stamford, Connecticut 06902
Email: dhhc.info@investor.morrowsodali.com
Shareholders may call toll-free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
You may also obtain these documents by requesting them from the Company at 250 Park Ave., 7th Floor, New York, New York 10177, Attn: Chief Financial Officer.
If you are a stockholder of the Company and would like to request documents, please do so by January 18, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED FIRST AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
DIAMONDHEAD HOLDINGS CORP.
(January   , 2023)
DiamondHead Holdings Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “DiamondHead Holdings Corp.” The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 7, 2020 (the “Original Certificate”).

2.
This First Amendment to the Certificate of Incorporation amends the Original Certificate of the Corporation.

3.
This First Amendment to the Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.
Certain capitalized terms used in the Original Certificate are defined where appropriate herein.

5.
The text of Section 10.1(b) of Article X of the Original Certificate is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”), as amended, with respect to the Offering (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months from the closing of the Offering or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation does not complete the initial Business Combination within 30 months from the closing of the Offering or (b) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 10.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are DHP SPAC-II Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
6.
The text of Section 10.2(d) of Article X of the Original Articles is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within 30 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten

A-1

business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
7.
The text of Section 10.7 of Article X of the Original Articles is hereby amended and restated to read in full as follows:

“If, in accordance with Section 10.1(a), any amendment is made to Section 10.2(d) to modify the substance or timing of the Corporation’s obligation to redeem (i) 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the closing of the Offering or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”
IN WITNESS WHEREOF, Diamond Head Holdings Corp. has caused this First Amendment to the Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this     day of January   , 2023.
DIAMONDHEAD HOLDINGS CORP.
By:

 Name: David T. Hamamoto
 Title: Co-Chief Executive Officer

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTEVote by Internet –24 Hours a Day, 7 Days a Week or by MailDIAMONDHEAD HOLDINGS CORP.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 24, 2023. INTERNET –www.voteproxy.com [voteproxy.com]Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting –If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting.To attend:https://web.lumiagm.com/277648155PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.• FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED •PROXYPlease mark you votes like thisXTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.1.Amend the Company’s Certificate of Incorporation to extend the date by which the Company has to consummate a business combination from January 28, 2023 to July 28, 2023 (or such earlier date as determined by the board of directors).FOR•AGAINST•ABSTAIN•2.Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.FOR•AGAINST•ABSTAIN•CONTROLSignatureSignature, if held jointlyDate, 2023Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of ProxyMaterials for the Special Meeting of ShareholdersTo view the Proxy Statement, please go to:https://www.astproxyportal.com/ast/24005 [astproxyportal.com] To attend the Special Meeting, please go to: https://web.lumiagm.com/277648155• FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED •PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSDIAMONDHEAD HOLDINGS CORP.The undersigned appoints Keith Feldman, as proxy, with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of DiamondHead Holdings Corp. held of record by the undersigned at the close of business on November 28, 2022 at the Special Meeting of Stockholders of DiamondHead Holdings Corp. to be held on January 25, 2023, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED.
IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSAL 1-EXTENSION PROPOSAL, AND “FOR” PROPOSAL 2- ADJOURNMENT PROPOSAL (IF PRESENTED).(Continued and to be marked, dated and signed, on the other side)